Exhibit 99.2

Fourth Quarter 2012

Supplemental Reporting Package

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition Summary	10
Disposition Summary	11
Development Overview	12
Indebtedness	13
Capitalization and Fixed Charge Coverage	14
Investment in Unconsolidated Ventures Summary	15
Definitions	16-18

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the impact of the economic downturn and the strength of the economic recovery and the potential impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and developments;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Fourth Quarter 2012	Page 1
Supplemental Reporting Package

Quarterly Highlights

Same Store Net Operating Income Growth(1)	Portfolio Occupancy (%)(1)

Total Leasing Volume (square feet, in millions)	Acquisitions/Dispositions(2) (in millions)

Top 10 Markets(3)(4)

Consolidated Operating

	ABR	Occupancy	Occupancy
Market	(thousands)	Q4 2012	Q4 2011	Change
Southern California	$26,968	99.7%	99.2%	0.5%
Northern California	17,201	98.1%	87.2%	10.9%
Atlanta	17,011	89.1%	97.6%	-8.5%
Houston	16,826	100.0%	96.5%	3.5%
Chicago	16,310	99.7%	97.5%	2.2%
Dallas	14,950	91.8%	86.6%	5.2%
Cincinnati	13,571	91.6%	86.9%	4.7%
Baltimore/Washington, D.C.	9,975	90.3%	87.6%	2.7%
New Jersey	8,429	92.3%	77.4%	14.9%
Memphis	7,981	77.4%	96.9%	-19.5%

Total	$149,222	93.0%	92.5%	0.5%

(1)	Prior period amounts are as previously reported. Same Store NOI excludes lease termination fees.
(2)	Includes consolidated property acquisitions or dispositions.
(3)	Based on annualized base rent as of December 31, 2012. Occupancy is as of period end.
(4)	Excludes properties held for sale as of December 31, 2012.

Fourth Quarter 2012	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
REVENUES:
Rental revenues	$68,504	$60,539	$256,720	$231,463
Institutional capital management and other fees	916	1,138	4,059	4,291

Total revenues	69,420	61,677	260,779	235,754

OPERATING EXPENSES:
Rental expenses	8,724	7,947	32,736	31,601
Real estate taxes	9,330	8,258	38,090	34,069
Real estate related depreciation and amortization	30,984	28,454	120,047	113,470
General and administrative	6,928	5,460	26,064	25,925
Casualty gains	(1,413)	(33)	(1,554)	(33)

Total operating expenses	54,553	50,086	215,383	205,032

Operating income	14,867	11,591	45,396	30,722
OTHER INCOME AND EXPENSE:
Development profits, net of tax	307	—	307	—
Equity in earnings (loss) of unconsolidated joint ventures, net	303	894	1,087	(2,556)
Impairment losses on investments in unconsolidated joint ventures	—	(19)	—	(1,953)
Interest expense	(17,504)	(17,247)	(69,274)	(63,645)
Interest and other income (expense)	(62)	(53)	291	(310)
Income tax expense and other taxes	(94)	(38)	(716)	(144)

Loss from continuing operations	(2,183)	(4,872)	(22,909)	(37,886)
Discontinued operations:
Operating income and other expenses	519	679	4,208	5,220
Gain on dispositions of real estate interests from discontinued operations	1,035	3,823	1,961	3,823

Income from discontinued operations	1,554	4,502	6,169	9,043

Consolidated net loss of DCT Industrial Trust Inc.	(629)	(370)	(16,740)	(28,843)
Net (income) loss attributable to noncontrolling interests	(216)	207	1,654	3,593

Net loss attributable to common stockholders	(845)	(163)	(15,086)	(25,250)

Distributed and undistributed earnings allocated to participating securities	(122)	(93)	(524)	(443)

Adjusted net loss attributable to common stockholders	$(967)	$(256)	$(15,610)	$(25,693)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.01)	$(0.02)	$(0.08)	$(0.14)
Income from discontinued operations	0.01	0.02	0.02	0.03

Net loss attributable to common stockholders	$(0.00)	$(0.00)	$(0.06)	$(0.11)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	271,066	245,939	254,831	242,591

Fourth Quarter 2012	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	December 31,	December 31,
	2012	2011
	(unaudited)
ASSETS:
Operating properties	$3,209,024	$3,100,172
Properties under development	80,008	9,525
Properties under redevelopment	14,699	4,284
Properties in pre-development including land held	81,796	47,082

Total investment in properties	3,385,527	3,161,063
Less accumulated depreciation and amortization	(605,888)	(589,314)

Net investment in properties	2,779,639	2,571,749
Investments in and advances to unconsolidated joint ventures	130,974	139,278

Net investment in real estate	2,910,613	2,711,027
Cash and cash equivalents	12,696	12,834
Restricted cash	19,379	7,502
Deferred loan costs, net	6,838	8,567
Straight-line rent and other receivables, net	51,179	42,349
Other assets, net	12,945	11,019
Assets held for sale	52,852	—

Total assets	$3,066,502	$2,793,298

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$57,501	$45,785
Distributions payable	21,129	19,057
Tenant prepaids and security deposits	24,395	22,864
Other liabilities	7,213	29,797
Intangible lease liability, net	20,148	18,897
Line of credit	110,000	—
Senior unsecured notes	1,025,000	935,000
Mortgage notes	326,617	317,783
Liabilites related to assets held for sale	940	—

Total liabilities	1,592,943	1,389,183

Total stockholders’ equity	1,329,064	1,207,969
Noncontrolling interests	144,495	196,146

Total liabilities and equity	$3,066,502	$2,793,298

Fourth Quarter 2012	Page 4
Supplemental Reporting Package

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Reconciliation of net loss attributable to common stockholders to FFO:
Net loss attributable to common stockholders	$(845)	$(163)	$(15,086)	$(25,250)
Adjustments:
Real estate related depreciation and amortization	32,011	32,149	126,687	128,989
Equity in (earnings) loss of unconsolidated joint ventures, net	(303)	(894)	(1,087)	2,556
Equity in FFO of unconsolidated joint ventures	2,429	2,613	10,312	4,732
Impairment losses on depreciable real estate	—	8,226	11,422	10,160
Gain on dispositions of real estate interests	(1,035)	(12,030)	(13,383)	(12,030)
Noncontrolling interest in the above adjustments	(2,601)	(3,399)	(12,522)	(14,252)
FFO attributable to unitholders	2,365	2,965	9,743	9,901

FFO basic and diluted	32,021	29,467	116,086	104,806

FFO attributable to common stockholders and unitholders(1):
Adjustments:
Acquisition costs(2)	989	493	1,975	1,902

FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$33,010	$29,960	$118,061	$106,708

FFO per common share and unit — basic and diluted	$0.11	$0.11	$0.41	$0.39

FFO, as adjusted, per common share and unit — basic and diluted	$0.11	$0.11	$0.42	$0.40

FFO weighted average common shares and units outstanding:
Common shares for earnings per share—basic	271,066	245,939	254,831	242,591
Participating securities	1,995	1,368	1,896	1,601
Units	21,437	25,626	23,358	25,310

FFO weighted average common shares, participating securities and units outstanding – basic	294,498	272,933	280,085	269,502
Dilutive common stock equivalents	662	431	623	449

FFO weighted average common shares, participating securities and units outstanding – diluted	295,160	273,364	280,708	269,951

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Excluding amounts attributable to noncontrolling interests.

Fourth Quarter 2012	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
NET OPERATING INCOME:(1)
Rental revenues	$68,504	$60,539	$256,720	$231,463
Rental expenses and real estate taxes	(18,054)	(16,205)	(70,826)	(65,670)

Net operating income(2)	$50,450	$44,334	$185,894	$165,793

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	61,410	58,255	61,410	58,255
Average occupancy	91.0%	90.1%	90.5%	88.6%
Occupancy as of period end	90.4%	90.5%	90.4%	90.5%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	60,149	58,099	60,149	58,099
Average occupancy	92.3%	90.0%	91.0%	88.8%
Occupancy as of period end	92.3%	90.6%	92.3%	90.6%
SAME STORE PROPERTIES:(4)
Square feet as of period end	53,477	53,477	49,916	49,916
Average occupancy	91.7%	90.0%	91.1%	89.8%
Occupancy as of period end	92.1%	90.4%	92.1%	91.3%
Rental revenues	$62,756	$60,068	$225,669	$221,196
Rental expenses and real estate taxes	(16,777)	(16,131)	(62,268)	(62,122)

Same store net operating income	45,979	43,937	163,401	159,074
Less: revenue from lease terminations	(94)	(179)	(462)	(608)

Net operating income (excluding revenue from lease terminations)	45,885	43,758	162,939	158,466

Less: straight-line rents, net of related bad debt expense	(997)	(2,435)	(3,066)	(7,217)
Less: amortization of below market rents, net	(225)	(201)	(473)	(481)

Cash net operating income (excluding revenue from lease terminations)	$44,663	$41,122	$159,400	$150,768

Net operating income growth (excluding revenue from lease terminations)	4.9%	—	2.8%	—
Cash net operating income growth (excluding revenue from lease terminations)	8.6%	—	5.7%	—
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$1,649	$2,567	$6,044	$9,519
Straight-line rent receivable (balance sheet)(3)	$38,914	$35,300	$38,914	$35,300
Net amortization of below market rents – increase to revenue(3)	$360	$242	$932	$617
Capitalized interest	$1,684	$537	$4,267	$2,670
Noncash interest expense(3)	$1,292	$527	$3,127	$1,985
Stock-based compensation amortization	$1,235	$831	$4,313	$4,587
Revenue from lease terminations(3)	$154	$179	$700	$636
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$86	$137	$607	$828
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital improvements	$21,200	$8,855	$54,711	$19,319
Building and land improvements	4,379	5,204	12,372	11,231
Tenant improvements and leasing costs	10,066	13,529	30,514	37,968

Total capital expenditures	$35,645	$27,588	$97,597	$68,518

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

Fourth Quarter 2012	Page 6
Supplemental Reporting Package

Property Overview

As of December 31, 2012

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	38	100.0%	6,487	10.6%	88.0%	$18,045		8.3%
Baltimore/Washington D.C.	18	100.0%	2,160	3.5%	90.3%	9,975		4.6%
Central Pennsylvania	9	100.0%	1,553	2.5%	85.6%	5,386		2.5%
Chicago	25	100.0%	4,655	7.6%	99.7%	16,310		7.5%
Cincinnati	32	100.0%	4,492	7.3%	91.6%	13,571		6.2%
Columbus	12	100.0%	3,480	5.7%	85.9%	7,154		3.3%
Dallas	47	100.0%	5,294	8.6%	91.8%	14,950		6.8%
Denver	2	100.0%	278	0.5%	100.0%	891		0.4%
Houston	41	100.0%	2,931	4.8%	100.0%	16,826		7.7%
Indianapolis	7	100.0%	2,299	3.7%	97.5%	7,595		3.5%
Louisville	4	100.0%	1,330	2.2%	99.3%	4,205		1.9%
Memphis	10	100.0%	5,151	8.4%	78.5%	11,480		5.3%
Mexico	15	100.0%	1,653	2.7%	98.5%	7,031		3.2%
Miami	7	100.0%	812	1.3%	97.6%	6,455		3.0%
Nashville	4	100.0%	1,839	3.0%	89.2%	4,029		1.8%
New Jersey	12	100.0%	1,619	2.6%	92.3%	8,429		3.9%
Northern California	26	100.0%	3,121	5.1%	98.1%	17,201		7.9%
Orlando	20	100.0%	1,864	3.0%	83.6%	5,872		2.7%
Phoenix	14	100.0%	1,717	2.8%	91.6%	5,123		2.3%
San Antonio	13	100.0%	1,176	1.9%	97.3%	3,791		1.7%
Seattle	10	100.0%	1,534	2.5%	100.0%	6,952		3.2%
Southern California	36	91.0%	4,704	7.6%	99.7%	26,968		12.3%

Total/weighted average - operating properties	402	99.3%	60,149	97.9%	92.3%	218,239		100.0%

REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	105	0.2%	0.0%	—		0.0%
New Jersey	1	100.0%	107	0.2%	0.0%	—		0.0%
Phoenix	1	100.0%	76	0.1%	0.0%	—		0.0%
Seattle	1	100.0%	26	0.1%	0.0%	—		0.0%

Total/weighted average – redevelopment properties	4	100.0%	314	0.6%	0.0%	—		0.0%

DEVELOPMENT PROPERTIES:
Chicago	1	100.0%	604	1.0%	0.0%	—		0.0%
Baltimore/Washington D.C.	1	100.0%	76	0.1%	0.0%	—		0.0%
Houston	1	100.0%	267	0.4%	0.0%	—		0.0%

Total/weighted average – development properties	3	100.0%	947	1.5%	0.0%	—		0.0%

Total/weighted average - consolidated properties	409	99.3%	61,410	100.0%	90.4%	$218,239	(3)	100.0%

See footnotes on next page.	Continued on next page

Fourth Quarter 2012	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of December 31, 2012

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percent of Total Annualized Base
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	10.0%	44.8%	$1,533		3.8%
Southern California Logistics Airport(4)	6	50.0%	2,160	15.2%	98.1%	6,915		16.9%

Total/weighted average - unconsolidated operating properties	9	50.0%	3,583	25.2%	76.9%	8,448		20.7%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	2	3.6%	616	4.3%	100.0%	2,128		5.2%
Central Pennsylvania	3	7.1%	1,110	7.8%	51.0%	2,244		5.5%
Charlotte	1	3.6%	472	3.3%	100.0%	1,604		3.9%
Chicago	3	17.5%	1,222	8.6%	74.8%	3,525		8.6%
Cincinnati	3	13.6%	892	6.3%	97.3%	2,833		6.9%
Columbus	2	5.7%	451	3.2%	100.0%	1,326		3.2%
Dallas	3	15.3%	1,186	8.3%	62.7%	2,525		6.2%
Denver	5	20.0%	772	5.4%	95.9%	3,481		8.5%
Indianapolis	1	11.4%	475	3.3%	96.2%	1,788		4.4%
Louisville	4	10.0%	736	5.2%	100.0%	2,196		5.4%
Minneapolis	3	3.6%	472	3.3%	50.7%	1,404		3.4%
Nashville	2	20.0%	1,020	7.2%	100.0%	2,671		6.5%
New Jersey	1	3.6%	129	0.9%	93.8%	369		0.9%
Northern California	1	3.6%	396	2.8%	100.0%	1,188		2.9%
Orlando	2	20.0%	696	4.9%	100.0%	3,168		7.8%

Total/weighted average - co-investment operating properties	36	12.4%	10,645	74.8%	84.9%	32,450		79.3%

Total/weighted average - unconsolidated properties	45	21.9%	14,228	100.0%	82.9%	$40,898		100.0%

SUMMARY:
Total/weighted average - operating properties	447	84.5%	74,377	98.3%	90.5%	$259,137		100.0%
Total/weighted average – redevelopment properties	4	100.0%	314	0.4%	0.0%	—		0.0%
Total/weighted average – development properties	3	100.0%	947	1.3%	0.0%	—		0.0%

Total/weighted average - all properties	454	84.7%	75,638	100.0%	89.0%	$259,137	(3)	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants currently in free rent periods of $5.7 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Fourth Quarter 2012	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FOURTH QUARTER 2012
New	34	834	-11.3%	-3.5%	63	$2,894	$3.47
Renewal	38	1,972	6.1%	18.7%	56	2,781	1.41
Development and redevelopment	2	492	N/A	N/A	65	N/A	N/A

Total/Weighted Average	74	3,298	3.4%	15.3%	59	$5,675	$2.02

Weighted Average Retention	75.7%

YEAR TO DATE 2012
New	136	5,216	-7.6%	0.9%	60	$16,483	$3.16
Renewal	161	8,647	-1.6%	5.6%	48	8,820	1.02
Development and redevelopment	8	1,629	N/A	N/A	88	N/A	N/A

Total/Weighted Average	305	15,492	-2.8%	4.6%	56	$25,303	$1.83

Weighted Average Retention	73.4%

Lease Expirations for Consolidated Properties as of December 31, 2012(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2013(4)	8,136	$37,139	15.1%
2014	9,923	40,284	16.4%
2015	9,004	36,681	14.9%
2016	8,292	37,080	15.1%
2017	7,938	32,798	13.3%
Thereafter	12,231	62,183	25.2%

Total occupied	55,524	$246,165	100.0%

Available or leased but not occupied	5,886

Total consolidated properties	61,410

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Fourth Quarter 2012	Page 9
Supplemental Reporting Package

Acquisition Summary

For the Twelve Months Ended December 31, 2012

	Property Name	Market	Size	Occupancy at Acquisition	Occupancy at December 31, 2012
			(building in sq. ft/ land in acres)
ACQUISITIONS:
January	4802 W Van Buren	Phoenix	76,000	100.0%	0.0%
April	2995 Evergreen Drive	Atlanta	157,000	100.0%	100.0%
April	785 Center Avenue	Chicago	304,000	50.2%	100.0%
May	Claymoore Business Center (2 buildings)	Houston	98,000	95.8%	100.0%
June	11400 NW 34th Street	Miami	50,000	100.0%	100.0%
June	4117 Pinnacle Point Drive	Dallas	550,000	100.0%	100.0%
June	116 Lehigh Drive	New Jersey	107,000	0.0%	0.0%
June	7425 Pinemont	Houston	111,000	82.6%	100.0%
July	11167 White Burch	Southern California	180,000	100.0%	100.0%
August	700 Milwaukee Ave.	Seattle	109,000	100.0%	100.0%
October	5501 W Valley Highway	Seattle	26,000	0.0%	0.0%
October	2567 Greenleaf	Chicago	105,000	0.0%	0.0%
October	Pomona Buisiness Park (4 buildings)	Southern California	211,000	100.0%	100.0%
November	Air Freight (3 buildings)	Southern California	471,000	99.6%	99.6%
November	Air Freight	Chicago	92,000	100.0%	100.0%
December	5800 Coliseum Way	Northern California	337,000	100.0%	100.0%
December	2560 White Oak	Chicago	163,000	100.0%	100.0%
December	State Highway 225 (2 buildings)	Houston	313,000	100.0%	100.0%
December	Della Court	Chicago	67,000	100.0%	100.0%
December	13401 Ashmore Ln(1)	Dallas	540,000	100.0%	100.0%
December	160 Pierce Street(1)	New Jersey	88,000	100.0%	100.0%
December	7950 Joliet Rd(1)	Chicago	303,000	100.0%	100.0%
December	6461 Snowdrift(1)	Central Pennsylvania	100,000	100.0%	100.0%
December	3955 E Holmes Rd(1)(2)	Memphis	1,039,000	74.1%	74.1%
December	100 Interstate South(1)(2)	Atlanta	578,000	76.2%	76.2%

Total YTD Purchase Price - $338.4 million		Total/ Weighted Average	6,175,000	86.7%	88.3%

LAND ACQUISITIONS:
March	DCT 55	Chicago	32.6	N/A	N/A
September	Slover Logistics Center II	Southern California	27.8	N/A	N/A
October	DCT White River Corporate Center	Seattle	46.3	N/A	N/A
November	DCT River West	Atlanta	47.2	N/A	N/A
December	DCT Rialto Distribution Center	Southern California	42.2	N/A	N/A
December	DCT Beltway Tanner Business Park	Houston	11.0	N/A	N/A
December	DCT Sumner South Distribution Center	Seattle	9.3	N/A	N/A

Total YTD Land Purchase Price - $61.5 million		Total	216.4

(1)	During December 2012, we purchased the 80% interest in DCT Fund I and consolidated these properties as of December 31, 2012. As of December 31, 2012, we owned 100% of these properties.
(2)	These properties were held for sale as of December 31, 2012.

Fourth Quarter 2012	Page 10
Supplemental Reporting Package

Disposition Summary

	Property Name	Market	Size	Occupancy at Disposition
			(in sq. ft.)
DISPOSITIONS:
January	5470 Oakbrook Parkway	Atlanta	85,000	85.5%
February	2820 Peterson Place	Atlanta	19,000	100.0%
May	5417 Wyoming Avenue	Charlotte	80,000	0.0%
June	Oak/Reg Service Center (13 buildings)	Atlanta	547,000	69.3%
August	2301 Cottontail Lane	New Jersey	138,000	0.0%
August	Houston Portfolio (13 buildings)	Houston	1,005,000	98.1%
September	1775 Hurd Drive	Dallas	85,000	0.0%
December	Memphis Distriplex & Technicolor II (2 buildings)	Memphis	1,106,000	100.0%
December	Rickenbacker I & Creekside III (2 buildings)	Columbus	821,000	100.0%
December	115 Greenwood Parkway	Atlanta	189,000	100.0%

Total YTD Sales Price - $155.0 million		Total/ Weighted Average	4,075,000.	87.7%

Fourth Quarter 2012	Page 11
Supplemental Reporting Package

Development Overview

As of December 31, 2012

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q4-2012	Cumulative at 12/31/12	Projected Investment	Completion Date	Percentage Leased
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Stabilized Developments(1)
Dulles Summit Distribution Building C	Baltimore/ Wash D.C.	7	1	103	100%	$—	$8,414	$9,527	Q3-2012	100%
SCLA Expansion	So. California	7	Expansion	177	50%	3,056	6,230	6,334	Q4-2012	100%

		14	1	280	80%	3,056	14,644	15,861		100%

Development Projects in Lease Up
Northwest 8 Distribution Center	Houston	16	1	267	100%	743	11,785	13,238	Q3-2012	100%
Dulles Summit Distribution Building E	Baltimore/ Wash D.C	6	1	76	100%	295	6,409	7,123	Q3-2012	100%
DCT 55	Chicago	33	1	604	100%	4,671	23,392	27,917	Q4-2012	0%

		55	3	947	100%	5,709	41,586	48,278		36%

Under Construction
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	167	100%	2,973	13,251	14,354	Q1-2013	90%
DCT Commerce Center at Pan American West (Building B)	Miami	7	1	167	100%	2,956	7,771	13,001	Q2-2013	74%
Slover Logistics Center I	So. California	28	1	652	100%	422	16,291	36,725	Q3-2013	100%

		42	3	986	100%	6,351	37,313	64,080		94%

Total Development Activities		111	7	2,213	97%	$15,116	$95,543	$128,219		70%

Projected Stabilized Yield(2)								7.7%

Build-to-Suit Under Contract for Sale
Dulles Summit Lot 10	Baltimore/ Wash D.C.	5	1	61	50%	$2,407	$4,931	$7,429	Q2-2013	N/A
8th & Vineyard A	So. California	6	1	130	91%	34	1,891	8,960	Q4-2013	N/A

		11	2	191	80%	$2,441	$6,822	$16,389

Pre-Development
DCT Airtex Industrial Center	Houston	13			100%	$189	$3,211
8th & Vineyard B	So. California	4			91%	28	1,188
8th & Vineyard C	So. California	9			91%	66	2,836
DCT White River Corp. Center I	Seattle	28			100%	8,263	8,263
DCT White River Corp. Center II	Seattle	19			100%	5,497	5,497
Slover Logistics Center II	So. California	28			100%	374	14,642
DCT Rialto Logistics Ctr.	So. California	42			100%	19,464	19,464
DCT River West	Atlanta	47			100%	3,131	3,131
DCT Beltway Tanner Business Park	Houston	11			100%	3,644	3,644
DCT Sumner S. Distribution Center	Seattle	9			100%	2,871	2,871
Rockdale Distribution Center - Expansion	Nashville	15			100%	1,074	2,015

		225				$44,601	$66,762

(1)	Completed development and transferred to Property Overview during 2012.
(2)	Computed with rents on a straight-line basis.

Fourth Quarter 2012	Page 12
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of December 31, 2012

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of December 31, 2012
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.31%	2.31%	June 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				$1,025,000

MORTGAGE NOTES:
Fixed rate secured debt	5.82%	5.18%	Apr. 2013 –Aug. 2025	319,271
Premiums (discounts), net of amortization				7,346

				$326,617

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	2.11%	2.11%	June 2015	110,000

Total carrying value of consolidated debt				$1,461,617

Fixed rate debt	5.66%	5.82%		81%
Variable rate debt	2.23%	2.23%		19%

Weighted average interest rate	4.99%	5.11%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$10,684
SCLA				34,270

Total				$44,954

Scheduled Principal Payments of Debt as of December 31, 2012 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2013	$175,000	$40,228	$—	$215,228
2014	50,000	11,285	—	61,285
2015	215,000	49,732	110,000	374,732
2016	99,000	61,012	—	160,012
2017	51,000	11,586	—	62,586
2018	81,500	6,221	—	87,721
2019	46,000	50,819	—	96,819
2020	50,000	64,847	—	114,847
2021	92,500	18,256	—	110,756
2022	130,000	3,073	—	133,073
Thereafter	35,000	2,212	—	37,212

Total	$1,025,000	$319,271	$110,000	$1,454,271

(1)	The $175 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)

The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. There was $190.0 million available under the unsecured revolving credit facility as of December 31, 2012.

(3)	Based on our ownership share as of December 31, 2012.

Fourth Quarter 2012	Page 13
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at December 31, 2012

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	280,310	$6.49	$1,819,212
Operating partnership units outstanding	19,976	$6.49	129,644

Total equity market capitalization			1,948,856

Consolidated debt			1,461,617
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,180)
Proportionate share of debt related to unconsolidated joint ventures			44,954

DCT share of total debt			1,500,391

Total market capitalization			$3,449,247

DCT share of total debt to total market capitalization			43.5%

Fixed Charge Coverage

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Net income (loss) attributable to common stockholders(3)	$(845)	$(163)	$(15,086)	$(25,250)
Interest expense	17,504	17,347	69,403	64,254
Proportionate share of interest expense from unconsolidated joint ventures	734	722	3,100	3,077
Real estate related depreciation and amortization	32,011	32,149	126,687	128,989
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,689	1,390	7,462	6,177
Income tax (benefit) expense and other taxes	94	38	716	144
Stock-based compensation amortization	1,235	831	4,313	4,587
Noncontrolling interests	216	(207)	(1,654)	(3,593)
Non-FFO gains on dispositions of real estate interests	(1,035)	(12,030)	(13,383)	(12,030)
Impairment losses(4)	—	8,226	11,422	10,160

Adjusted EBITDA	$51,603	$48,303	$192,980	$176,515

CALCULATION OF FIXED CHARGES
Interest expense	$17,504	$17,347	$69,403	$64,254
Capitalized interest	1,684	537	4,267	2,670
Amortization of loan costs and debt premium/discount	(284)	(277)	(1,093)	(1,015)
Other noncash interest expense	(1,008)	(251)	(2,034)	(970)
Proportionate share of interest expense from unconsolidated joint ventures	734	722	3,100	3,077

Total fixed charges	$18,630	$18,078	$73,643	$68,016

Fixed charge coverage	2.8	2.7	2.6	2.6

(1)	Excludes 1.5 million unvested Long-Term Incentive Plan Units, 0.5 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of December 31, 2012.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.
(4)	Includes impairment losses on investments in unconsolidated joint ventures.

Fourth Quarter 2012	Page 14
Supplemental Reporting Package

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the year ended December 31, 2012
	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$12,805	$7,164	$2,822	$20,806	$2,151	$—	$10,897
Rental expenses and real estate taxes	(3,997)	(1,735)	(536)	(5,298)	(776)	(36)	(1,680)

Net operating income	8,808	5,429	2,286	15,508	1,375	(36)	9,217

Depreciation and amortization	(7,188)	(3,114)	(1,132)	(10,088)	(1,665)	—	(5,890)
General and administrative	(76)	(14)	(9)	(772)	(6)	(6)	(909)
Interest expense	(6,954)	(3,195)	(780)	—	(678)	—	(3,468)
Interest and other income (expense)	(20)	(41)	2,456	2,879	(1)	—	(349)

Net income (loss)	$(5,430)	$(935)	$2,821	$7,527	$(975)	$(42)	$(1,399)

Other Data:
Number of buildings	14	5	4	13	3	—	6
Square feet (in thousands)	3,561	1,744	736	4,604	1,423	—	2,160
Occupancy	77.3%	94.3%	100.0%	84.8%	44.8%	0.0%	98.1%
DCT Ownership	3.6%	11.4%	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets

	As of December 31, 2012
	TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford	Stirling Capital Investments
Total investment in properties	$208,636		$91,055		$25,417		$276,090	$55,431		$6,390	$110,832
Accumulated depreciation and amortization	(49,456)		(19,873)		(5,029)		(52,525)	(4,399)		—	(12,092)

Net investment in properties	159,180		71,182		20,388		223,565	51,032		6,390	98,740
Cash and cash equivalents	241		1,043		198		2,695	810		1	473
Other assets	3,194		1,956		419		5,708	1,055		6	3,694

Total assets	$162,615		$74,181		$21,005		$231,968	$52,897		$6,397	$102,907

Other liabilities	$4,108		$1,629		$330		$4,849	$576		$2	$2,604
Debt maturities – 2013	—		—		—		—	16,675	(5)	—	—
Debt maturities – 2014	—		39,725	(3)	—		—	—		—	—
Debt maturities – 2015	31,476	(2))	9,993	(3)	—		—	—		—	—
Debt maturities – 2016	—		—		8,425	(4)	—	—		—	—
Debt maturities thereafter	85,000	(2)	—		—		—	—		—	81,653	(6)

Total debt	116,476		49,718		8,425		—	16,675		—	81,653

Total liabilities	120,584		51,347		8,755		4,849	17,251		2	84,257
Partners or members’ capital	42,031		22,834		12,250		227,119	35,646		6,395	18,650

Total liabilities and Partners’ or members’ capital	$162,615		$74,181		$21,005		$231,968	$52,897		$6,397	$102,907

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)

$85.0 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $31.5 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.0 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$8.4 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(5)	$16.7 million of debt requires interest only payments through October 2013 and has a variable interest rate of LIBOR plus 3.25%. DCT does not have any obligation under this debt.
(6)

$68.6 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $13.1 million of debt is payable to DCT and requires principal and interest payments through June 2022 and has a fixed rate of 8.5%.

Fourth Quarter 2012	Page 15
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Fourth Quarter 2012	Page 16
Supplemental Reporting Package

Definitions

(continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty gains, impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(2,183)	$(4,872)	$(22,909)	$(37,886)
Income tax expense (benefit) and other taxes	94	38	716	144
Interest and other (income) expense	62	53	(291)	310
Interest expense	17,504	17,247	69,274	63,645
Equity in (earnings) loss of unconsolidated joint ventures, net	(303)	(894)	(1,087)	2,556
General and administrative	6,928	5,460	26,064	25,925
Real estate related depreciation and amortization	30,984	28,454	120,047	113,470
Impairment losses on investments in unconsolidated joint ventures	—	19	—	1,953
Development profits, net of tax	(307)	—	(307)	—
Casualty gains	(1,413)	(33)	(1,554)	(33)
Institutional capital management and other fees	(916)	(1,138)	(4,059)	(4,291)

Total GAAP net operating income	50,450	44,334	185,894	165,793
Less net operating (income) loss - non-same store properties	(4,471)	(397)	(22,493)	(6,719)

Same store GAAP net operating income	45,979	43,937	163,401	159,074
Less revenue from lease terminations	(94)	(179)	(462)	(608)

Same store GAAP net operating income, excluding revenue from lease terminations	45,885	43,758	162,939	158,466
Less straight-line rents, net of related bad debt expense	(997)	(2,435)	(3,066)	(7,217)
Less amortization of above/(below) market rents	(225)	(201)	(473)	(481)

Same store cash net operating income, excluding revenue from lease terminations	$44,663	$41,122	$159,400	$150,768

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet)—(square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Fourth Quarter 2012	Page 17
Supplemental Reporting Package

Definitions

(continued)

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(4,677)	$(6,916)	$(6,850)	$(4,645)	$(2,183)
Income tax expense (benefit) and other taxes	38	268	287	68	94
Interest and other (income) expense	53	(197)	37	(194)	62
Interest expense	17,104	17,028	17,540	17,299	17,504
Equity in (earnings) loss of unconsolidated joint ventures, net	(894)	854	(430)	(1,208)	(303)
General and administrative	5,459	5,785	6,513	6,838	6,928
Real estate related depreciation and amortization	31,106	32,139	30,747	30,862	30,984
Impairment losses	448	—	—	—	—
Impairment losses on investments in unconsolidated joint ventures	19	—	—	—	—
Development profits, net of tax	—	—	—	—	(307)
Casualty gains	(33)	(155)	(57)	—	(1,413)
Institutional capital management and other fees	(1,138)	(1,055)	(1,151)	(937)	(916)

Total GAAP net operating income	47,485	47,751	46,636	48,083	50,450
Less net operating income - non-same store properties	(6,095)	(4,430)	(2,232)	(4,038)	(4,471)

Same store GAAP net operating income	41,390	43,321	44,404	44,045	45,979
Less revenue from lease terminations	(179)	(73)	(110)	(186)	(94)

Same store GAAP net operating income, excluding revenue from lease terminations	41,211	43,248	44,294	43,859	45,885
Less straight-line rents, net of related bad debt expense	(1,460)	(1,078)	(799)	(1,059)	(997)
Less amortization of above/(below) market rents	(168)	(142)	(83)	(91)	(225)

Same store cash net operating income, excluding revenue from lease terminations	$39,583	$42,028	$43,412	$42,709	$44,663

	Consolidated operating data, as previously reported, for the three months ended:
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(12,628)	$(10,388)	$(10,596)	$(9,822)	$(4,872)
Income tax expense (benefit) and other taxes	(137)	40	121	(56)	38
Interest and other (income) expense	(245)	(85)	(13)	356	53
Interest expense	15,333	15,511	13,955	16,515	17,247
Equity in loss of unconsolidated joint ventures, net	786	1,357	1,126	967	(894)
General and administrative	6,734	7,056	7,063	6,346	5,460
Real estate related depreciation and amortization	28,186	29,846	29,615	30,495	28,454
Impairment losses	4,100	—	—	—	—
Impairment losses on investments in unconsolidated joint ventures	216	—	1,934	—	19
Casualty gains	—	—	—	—	(33)
Institutional capital management and other fees	(1,082)	(1,019)	(1,129)	(1,004)	(1,138)

Total GAAP net operating income	41,263	42,318	42,076	43,797	44,334
Less net operating (income) loss—non-same store properties	(251)	(579)	829	(845)	(397)

Same store GAAP net operating income	41,012	41,739	42,905	42,952	43,937
Less revenue from lease terminations	(96)	(54)	(128)	(246)	(179)

Same store GAAP net operating income, excluding revenue from lease terminations	40,916	41,685	42,777	42,706	43,758
Less straight-line rents, net of related bad debt expense	(1,610)	(3,014)	(1,855)	(1,657)	(2,435)
Less amortization of above/(below) market rents	(17)	(115)	(85)	(102)	(201)

Same store cash net operating income, excluding revenue from lease terminations	$39,289	$38,556	$40,837	$40,947	$41,122

Change in GAAP same store NOI	0.7%	3.8%	3.5%	2.7%	4.9%

Change in cash same store NOI	0.7%	9.0%	6.3%	4.3%	8.6%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Under Construction (Projected):

Calculated as projected stabilized Net Operating Income divided by total projected investment

Fourth Quarter 2012 Supplemental Reporting Package	Page 18